UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2022

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 3, 2022, Denny's Corporation (the "Company") entered into an Asset Purchase Agreement, by and between the Company, as purchaser, and K2 Restaurants, Inc. together with the other sellers and principals party thereto (the "Purchase Agreement") for the acquisition of certain assets and assumption of certain liabilities of the franchise business, Keke's Breakfast Cafe ("Keke's"), and eight Keke’s restaurants owned and operated by the sellers (the "Acquisition"). The Company anticipates that the Acquisition will close during the Company’s second fiscal quarter of 2022.

The aggregate consideration payable to Keke's equityholders will be $82,500,000, payable in cash, subject to certain adjustments. The Company expects to fund the purchase price with a combination of cash on hand and funds available under its existing revolving credit agreement. Pursuant to the Purchase Agreement, the Company will holdback $1,000,000 of the purchase price for certain potential post-closing adjustments, and escrow $5,000,000 of the purchase price related to the sellers’ joint and several indemnification obligations.

The Company will assume certain liabilities in connection with the Acquisition, including the leases of Keke’s headquarters and the eight operating restaurants. The Company will acquire Keke’s intellectual property and trademarks and plans to continue operating the eight restaurants under the Keke’s brand. In addition, the Company will become the franchisor of the Keke’s restaurant system.

The Company and Keke’s have made customary representations and warranties in the Purchase Agreement. Keke’s has also agreed to various covenants, including, among others things (and subject to certain exceptions), to conduct its business in the ordinary course of business consistent with past practices between the execution of the Purchase Agreement and the completion of the Acquisition and not to engage in certain transactions during such period.

The Purchase Agreement contains representations, warranties, covenants and agreements as are customary for a transaction of this size and nature. Closing of the Acquisition will be contingent upon, among other things, the accuracy of representations and warranties and the satisfaction of other customary closing conditions. Either the Company or the sellers may terminate the Purchase Agreement if the Acquisition has not closed on or before July 14, 2022, and such delay of closing is not caused by the terminating party. In addition, if the Acquisition does not close prior to such date and the Purchase Agreement is terminated due solely to the Company’s failure to satisfy certain closing conditions or the failure of the Company's accountants to provide the sellers with a timely allocation of the purchase price, then the Company will be required to pay the sellers a termination fee of $250,000. As a condition to closing, the principals will be required to enter into separate non-compete agreements with the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Keke’s. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties in connection with negotiating the terms of the Purchase Agreement; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Keke’s or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2022, the Company issued a press release announcing financial results for the first quarter ended March 30, 2022. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the execution of the Purchase Agreement is furnished as Exhibit 99.1.

Investor Presentation

The management of Denny's Corporation (the "Company") will conduct meetings with members of the investment community during May, June and July, 2022. A copy of the investor presentation to be used during these meetings is attached to this Current Report on Form 8-K as Exhibit 99.2 and is also available at Denny's investor relations website at investor.dennys.com.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
2.1*	Asset Purchase Agreement, dated as of May 3, 2022, by and between the Company, as purchaser, and the sellers and principals party thereto.
99.1	Press Release, dated May 3, 2022.
99.2	Investor Presentation, dated May 3, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The omitted schedules and exhibits will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including statements regarding the Purchase Agreement, contemplated Acquisition, the anticipated closing of the Acquisition and future operations of the Keke’s restaurant system, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include matters over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company’s business is contained in the Company’s Form 10-K for the year ended December 29, 2021, which is filed with the Securities and Exchange Commission. All forward-looking statements are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 3, 2022	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer